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                                                                   EXHIBIT 10.24


                           FORM OF FIRST AMENDMENT TO
                    SECURITIES PURCHASE AGREEMENT AND RELEASE


         THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND RELEASE (this "Amendment and Release"), is made and entered into this ____ day of _________, 2005, by and between NATIONAL HEALTH PARTNERS, INC., an Indiana corporation (the "Company"), and the purchaser or purchasers identified on the signature page hereof ("Purchaser") for the purpose of amending the Securities Purchase Agreement(s) (the "Original SPA") by and between the Company and the Purchaser. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Original SPA.


                                    RECITALS

         WHEREAS, the parties hereto have entered into that certain Securities Purchase Agreement dated on or about the date hereof; and

         WHEREAS, the parties hereto desire to amend certain provisions of the Original SPA.

         NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Amendment. The first sentence of Section 7.2(a) of the Original SPA is hereby deleted in its entirety and replaced with the following sentence:

         The Company shall use its reasonable best efforts to prepare and file with the SEC, by June 30, 2005, a Registration Statement under the Act to permit the public sale of the Restricted Stock purchased hereby, and to cause such Registration Statement to be declared effective as soon as reasonably practicable thereafter.

         2. Release. The Purchaser, for itself and on behalf of: (i) if Purchaser is an entity, its subsidiaries, directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors and assigns, and (ii) if Purchaser is an individual, his heirs, assigns, beneficiaries, executors, and administrators (collectively, the "Releasing Party"), does hereby fully and irrevocably remise, release and forever discharge the Company, and its respective subsidiaries, directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors and assigns (together with the Company, the "Released Parties"), of and from any and all manner of claims, actions, causes of action, grievances, liabilities, obligations, promises, damages, agreements, rights, debts and expenses (including claims for attorneys' fees and costs), of every kind, either in law or in equity, whether contingent, mature, known or unknown, or suspected or unsuspected, including, without

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limitation, any claims arising under any federal, state, local or municipal law, common law or statute, whether arising in contract or in tort, and any claims arising under any other laws or regulations of any nature whatsoever, that the Releasing Party ever had, now has or may have, for or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the date hereof, arising out of or related in any way to Section 7.2(a) of the Original SPA. The Releasing Party represents, warrants and covenants that it has not sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions, or causes of action herein released. The Releasing Party further agrees and covenants not to sue or to bring, or assign to any third person, any claims or charges against any of the Released Parties with respect to any matter covered by the release set forth in this Section 2, and not to assert against any of the Released Parties any action, grievance, suit, litigation or proceeding for any matter covered by the release set forth in this Section 2.

         3. Scope of Release. The release set forth in Section 2 is intended to be enforceable against the Purchaser and the other Releasing Parties in accordance with the express terms and scope thereof notwithstanding any express negligence rule or any similar directive that would prohibit or otherwise limit the release because of the simple or gross negligence (whether sole, concurrent, active or passive) or other fault or strict liability of any of the Released Parties.

         4. Construction. The release provisions set forth in Section 2 shall be construed as broadly as may be permitted by law to protect the Released Parties against litigation and liability and, to effect this intent, each of the undersigned, on behalf of the undersigned and each of the other Releasing Parties, hereby agrees that the language of this Release is to be strictly construed against it and in favor of release of the Released Parties, individually and collectively.

         5. Miscellaneous.

                  (a) Except as expressly provided herein, the Original SPA shall remain in full force and effect.

                  (b) This Amendment and Release may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  (c) This Amendment and Release shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  [Remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                         PURCHASER


                                         ______________________________________


                                         By:___________________________________
                                            Name:
                                            Title:
                                            Address:___________________________
                                            ___________________________________
                                            ___________________________________


                                         NATIONAL HEALTH PARTNERS, INC.



                                         By:___________________________________
                                              Name:
                                              Title:




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